SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 23, 2003
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)




                          Synergy Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        United States                      0- 49980            22-3798677
        -------------                      --------            ----------
(State or other jurisdiction              (File No.)          (IRS Employer
     of incorporation)                                    Identification Number)


  310 North Avenue East, Cranford, New Jersey                    07016
  -------------------------------------------                    -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                      --------------

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)

                          Synergy Financial Group, Inc.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.           Other Events
-------           ------------

         A copy of a press release issued January 23, 2003 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by this reference.


Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits
                  -----------------------------------------

         (c)      Exhibits.

                  99       Press Release dated January 23, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SYNERGY FINANCIAL GROUP, INC.


Date: January 23, 2003           By:  /s/Ralph A. Fernandez
                                      ------------------------------------------
                                      Ralph A. Fernandez
                                      Vice President and Chief Financial Officer